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                                                                    Exhibit 99.9

                       Note Restructuring Summary of Terms

                                 George Abi Zeid

                          EasyLink Services Corporation

                            Dated as of June 1, 2001


1. Existing $9,188,235 promissory note amended and restated to reflect the following terms:


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Outstanding balances (principal and interest)           Reduced from current balance to $2,682,964

Interest rate                                           12% per annum.  Interest shall be payable quarterly
                                                        commencing three months after the date of the
                                                        amended and restated Note ("Amended Note") either
                                                        in cash or, at Easylink's option, in registered
                                                        shares of Easylink Class A common stock, par value
                                                        $.01 per share ("Common Stock") having a Fair
                                                        Market Value equal to 120% of the cash interest
                                                        amount.  Easylink shall provide written notice to
                                                        Mr. Abi Zeid at least thirty days prior to the
                                                        scheduled interest payment date of whether it
                                                        intends to pay the dividend in cash or Common
                                                        Stock.  After receipt of such notice, Mr. Abi Zeid
                                                        may elect not to receive such payment in Common
                                                        Stock by providing written notice of such election
                                                        to Easylink at least ten days prior to the
                                                        scheduled interest payment date.  If Mr. Abi Zeid
                                                        elects not to be paid in Common Stock, Easylink
                                                        shall have the option of either paying such
                                                        interest in cash or deferring such interest.  All
                                                        deferred interest shall accrue interest at the
                                                        specified interest rate, compounded every month.
                                                        The Fair Market Value of the Common Stock for
                                                        purposes of this Section shall be equal to the
                                                        average closing market price of the Common Stock
                                                        for the 30-day period immediately prior to the
                                                        payment date (subject to appropriate anti-dilution
                                                        protections in the event of a stock split, stock
                                                        dividend or stock combination occurring on or
                                                        before the date Mr. Abi Zeid receives the shares
                                                        that Mr. Abi Zeid is not eligible to participate in
                                                        and that is not reflected in calculating the Fair
                                                        Market Value of the Shares).  All deferred interest
                                                        shall be payable beginning on the second
                                                        anniversary of the date of the Amended Note and
                                                        quarterly thereafter with each scheduled payment of
                                                        principal. Deferred interest on any portion of
                                                        principal prepaid shall be paid on the date of such
                                                        prepayment as provided herein.  The late payment
                                                        interest rate (which will be applicable during any
                                                        period of default or in the event of a late
                                                        payment) shall be at 300 basis points (i.e., 3%)
                                                        higher than the rate that would be applicable if
                                                        there was no default or late payment.
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                                                        The Note will be convertible into shares of EasyLink
                                                        common stock at an initial conversion price of $1.00
                                                        per share at the request of George Abi Zeid at any
                                                        time during the term. The initial conversion price
                                                        shall be subject to adjustment in the event of a
                                                        stock split, stock dividend, stock combination or
                                                        other event having the same effect on or before the
                                                        issuance of the note and shall otherwise have the
                                                        same anti-dilution protection applicable to the
                                                        other restructure notes held by other creditors.

Scheduled principal payments                            $206,382 (subject to proportionate reduction as a
                                                        result of a prepayment) commencing on the second
                                                        anniversary and quarterly thereafter until paid in
                                                        full.

Mandatory prepayments                                   On or before June 30, 2002, up to $1,341,482 of the
                                                        note and accrued interest thereon shall be subject
                                                        to mandatory prepayment upon the 5th business day
                                                        after the closing of one or more equity or
                                                        equity-linked financings in which the Company
                                                        raises cash in an aggregate cumulative amount in
                                                        excess of $10 million,  ("Eligible Financings").
                                                        In such event, the Company shall prepay the note in
                                                        an amount (up to $1,341,482 of principal plus
                                                        accrued interest thereon) equal to 5.4% of the net
                                                        proceeds in excess of $10 million received in one
                                                        or more Eligible Financings.   If $1,341,482 of
                                                        principal plus accrued interest is required to be
                                                        prepaid, such amount shall be repaid in full for
                                                        $670,741 (plus 50% of accrued interest on the
                                                        original principal amount being prepaid prior to
                                                        such reduction) in cash and the number of shares of
                                                        (Common Stock) having a "Fair Market Value" equal
                                                        to $670,741 plus 50% of the accrued interest on the
                                                        original principal amount being prepaid prior to
                                                        such reduction. If less than $1,341,482 of
                                                        principal shall be mandatorily prepaid at any time,
                                                        the cash payment and number of shares issuable in
                                                        connection with the prepayment shall be reduced
                                                        proportionately.  The "Fair Market Value" of the
                                                        shares of Common Stock , for  purposes of this
                                                        mandatory prepayment provision, shall be equal to
                                                        the average closing market price of the Common
                                                        Stock during the 30-day period immediately prior to
                                                        the prepayment date.

Optional prepayments                                    (i) At any time and from time to time on or before
                                                        June 30, 2002, the Company may prepay at its option
                                                        up to $1,341,482 of the note and accrued interest
                                                        thereon upon the same terms and conditions (i.e.
                                                        cash and shares of Common Stock, etc.) as set forth
                                                        above for mandatory prepayment.
                                                        (ii)  The Company may elect at any time and from
                                                        time to time to prepay the outstanding balance of
                                                        the note, or any portion thereof, plus accrued
                                                        interest for cash in such amount.
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2.       EasyLink shall issue to Mr. Abi Zeid 2,682,964 shares of Common Stock upon closing.

3. EasyLink shall issue to Mr. Abi Zeid upon closing warrants to purchase 2,682,964 shares of Common Stock. The warrants shall expire 10 years from the date of issue. The exercise price shall equal the average of the closing prices of the Common Stock over the 30 trading days ending two days before the closing.

4. EasyLink shall file (within 45 days of the closing of the restructuring) a registration statement covering the shares of Common Stock, the shares of Common Stock issuable upon conversion of the note, and the shares of Common Stock issuable upon exercise of the warrant.

5.       Restructuring outlined above is subject to:

         a.       Approval of board of directors of EasyLink;

         b. Execution and delivery of definitive mutually acceptable documentation, including amended and restated note, form of warrant and stock issuance documents;

         c.       EasyLink raises at least $10 million of new capital; and,

         d. EasyLink's obligations to AT&T with respect to its $35 million note and at least 90% of the outstanding obligations under EasyLink's existing equipment leases are restructured on terms and conditions, taken as a whole, that are not more favorable to such creditors than the terms set forth in this term sheet.


EASYLINK SERVICES CORPORATION


By /s/ Thomas Murawski
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Name: Thomas Murawski
Title: Chief Executive Officer



/s/ George Abi Zeid
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George Abi Zeid


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